UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 Date of report
                       (Date of earliest event reported):
                                  July 1, 2004




                             Del Laboratories, Inc.
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             (Exact name of registrant as specified in its charter)



             Delaware                      1-5439               13-1953103
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   (State or other jurisdiction       (Commission File       (I.R.S. Employer
        of incorporation)                 Number)          Identification No.)



     178 EAB Plaza, PO Box 9357, Uniondale, New York            11553-9357
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        (Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code
                                 (516) 844-2020




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         (Former name or former address, if changed since last report.)

Item 5.     Other Events and Required FD Disclosure.


On July 1, 2004, Del Laboratories, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with DLI Holding Corp. and DLI Acquisition Corp., a direct wholly-owned subsidiary of DLI Holding Corp. (the "Merger Sub"). DLI Holding Corp. is jointly owned by affiliates of Kelso & Company and Church & Dwight Co., Inc. Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company with the Company emerging as the surviving corporation and a wholly-owned subsidiary of DLI Holding Corp. (the "Merger"). Pursuant to the Merger, all outstanding shares of the Company's common stock will be converted into the right to receive $35.00 per share in cash. The closing of the Merger is subject to the satisfaction of certain conditions, including approval by the Company's shareholders, receipt of the necessary financing proceeds and obtaining the necessary regulatory approvals and clearances, including clearance under the Hart-Scott-Rodino Act. In connection with the execution of the Merger Agreement, the Company's CEO, Dan K. Wassong, who owns approximately 30% of the outstanding shares of the Company, entered into an agreement with DLI Holding Corp. to vote his shares in favor of the merger.

The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and such Exhibit is incorporated herein by reference.

On July 2, 2004, the Company issued a press release announcing that it has entered into the Merger Agreement with DLI Holding Corp. and Merger Sub. A copy of the press release is filed herewith as Exhibit 99.1 and such Exhibit is incorporated herein by reference.

Item 7(c).  Exhibits.

2.1 Agreement and Plan of Merger among Del Laboratories, Inc., DLI Holding Corp. and DLI Acquisition Corp., dated July 1, 2004.

99.1 Press release of Del Laboratories, Inc., dated July 2, 2004, announcing the signing of a definitive merger agreement with DLI Holding Corp.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DEL LABORATORIES, INC.

Date:  July 2, 2004

                                         /s/ Dan K. Wassong
                                         --------------------------------
                                         Name: Dan K. Wassong
                                         Title: Chairman, President & CEO

                                  EXHIBIT INDEX


                                                                 Paper (P) or
Exhibit No.       Description                                    Electronic (E)
-----------       -----------                                    --------------


2.1               Agreement and Plan of Merger among                   E
                  Del Laboratories, Inc., DLI Holding Corp.
                  and DLI Acquisition Corp., dated
                  July 1, 2004.

99.1              Press release of Del Laboratories, Inc.,             E
                  dated July 2, 2004, announcing the signing of a definitive merger agreement with DLI
                  Holding Corp.